Ivy Funds

Supplement dated July 9, 2014 to the

Ivy Funds Prospectus dated July 31, 2013

and as supplemented October 2, 2013, November 6, 2013, November 21, 2013, November 25, 2013,

January 2, 2014, February 11, 2014, February 24, 2014, March 17, 2014, May 15, 2014 and May 29, 2014

The following replaces the “Portfolio Manager” section for Ivy High Income Fund on page 54:

Portfolio Manager

Chad A. Gunther, Vice President of IICO, has managed the Fund since July 2014.

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy High Income Fund on page 202:

Ivy High Income Fund: Chad A. Gunther is primarily responsible for the day-to-day management of Ivy High Income Fund and has held his Fund responsibilities since July 2014. Mr. Gunther is Vice President of IICO and WRIMCO and portfolio manager for other investment companies for which IICO or WRIMCO serves as investment manager. He has been an employee of WRIMCO since January 2003, initially serving as an investment analyst. He has served as assistant portfolio manager for funds managed by IICO and WRIMCO since 2008. Mr. Gunther earned a BS in business administration with an emphasis in economics from the University of Kansas, and an MBA with an emphasis in finance from Washington University/St. Louis Olin Graduate School of Business.

Supplement	Prospectus	1